Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports First Quarter 2016 Earnings

Diluted EPS $1.54 per share; Operating Earnings $1.36 per diluted share

Stamford, CT – May 5, 2016 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $22.9 million, or $1.54 per diluted share, for the three months ended March 31, 2016 compared to $25.9 million, or $1.77 per diluted share, for the comparable period in 2015. Operating earnings were $20.2 million, or $1.36 per diluted share, for the three months ended March 31, 2016 compared to $20.9 million, or $1.43 per diluted share, for the comparable period in 2015.

Gross written premiums and net written premiums for the three months ended March 31, 2016 were $413.9 million and $319.8 million, respectively, increases of 4.4% and 10.7% from the comparable period in 2015.

The combined ratio for the three months ended March 31, 2016 was 95.1% compared to 92.3% for the comparable period in 2015.

Stan Galanski, President and Chief Executive Officer commented, “We are pleased to report profitable underwriting results across all three of our reporting segments, contributing to strong operating earnings and book value growth for the quarter. Our marine business continued to perform very well globally as did our U.S. property and casualty products. Premium growth benefitted from the ongoing development of the previous investments made in new products and new offices over the past few years. This was most evident in our International Insurance segment, where our newer first-party products at Lloyd’s contributed meaningfully to growth as did our European regional offices. At the same time, we continue to walk away from business that does not meet our standards for rates and policy terms, emphasizing the integrity of individual risk underwriting. This led us to reduce our writings in the A&H treaty portfolio of GlobalRe.  We are encouraged by the improved contribution to earnings from our investment portfolio, which was achieved while maintaining the overall credit quality of the portfolio.”

Stockholders’ equity was $1.144 billion, or $78.72 per share, as of March 31, 2016 compared to $1.096 billion, or $75.96 per share, as of December 31, 2015.

Net investment income for the three months ended March 31, 2016 was $19.6 million, an increase of 20.6% from the comparable period in 2015. The annualized pre-tax investment yield, excluding net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.7% for the three months ended March 31, 2016, compared to 2.4% for the comparable period in 2015.

400 Atlantic Street            Stamford, CT 06901

TEL (203) 905-6090         FAX (203) 658-1821

News Release

May 5, 2016

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.7 years as of March 31, 2016.  As of March 31, 2016, net unrealized gains within our investment portfolio were $72.9 million, an increase of $35.6 million compared to December 31, 2015.

There were $1.6 million of net realized gains recognized in earnings for the three months ended March 31, 2016, compared to $5.6 million for the same period in 2015.

Other income (loss) for the three months ended March 31, 2016 was $2.6 million of income, compared to $2.2 million of income for the same period in 2015.  Other income (loss) primarily consists of realized and unrealized foreign exchange gains and losses.

The Company will hold a conference call on Friday, May 6, 2016 starting at 8:30 a.m. (EST) to discuss the 2016 first quarter results.  The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://edge.media-server.com/m/p/uysns3xg

Net operating earnings, or net income excluding after-tax net realized gains (losses), after-tax net other-than-temporary impairment losses recognized in earnings, and after-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies.  We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd's. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.   Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

May 5, 2016

THE NAVIGATORS GROUP, INC AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended
	March 31,
Results of Operations	2016	2015	Change
Gross written premiums	$413,877	$396,460	4.4%
Net written premiums	319,820	288,958	10.7%

Revenues:
Net earned premiums	264,358	236,132	12.0%
Net investment income	19,594	16,253	20.6%
Net realized gains (losses):
Total other-than-temporary impairment losses	(109)	23	NM
Portion of loss recognized in other comprehensive
income (before tax)	109	(23)	NM
Net other-than-temporary impairment losses
recognized in earnings	-	-	NM
Other realized gains (losses)	1,597	5,596	-71.5%
Net realized gains (losses)	1,597	5,596	-71.5%
Other income (loss)	2,549	2,242	13.7%
Total revenues	288,098	260,223	10.7%

Expenses:
Net losses and loss adjustment expenses	152,956	130,198	17.5%
Commission expenses	37,554	32,905	14.1%
Other operating expenses	60,809	54,909	10.7%
Interest expense	3,858	3,855	0.1%
Total expenses	255,177	221,867	15.0%

Income before income taxes	32,921	38,356	-14.2%

Income tax expense (benefit)	9,989	12,427	-19.6%

Net income (loss)	$22,932	$25,929	-11.6%

Per Share Data

Net income per common share:
Basic	$1.58	$1.81	-12.7%
Diluted	$1.54	$1.77	-13.1%

Average common shares outstanding:
Basic	14,492,214	14,327,606
Diluted	14,891,646	14,637,837

Underwriting Ratios
Loss Ratio	57.9%	55.1%
Expense Ratio	37.2%	37.2%
Combined Ratio	95.1%	92.3%

Balance Sheet Data	March 31,	Dec. 31,
	2016	2015
Stockholders' equity	$1,143,879	$1,096,148	4.4%
Book value per share	$78.72	$75.96	3.6%

NM- Percentage change not meaningful

News Release

May 5, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

amounts in thousands, except share and per share amounts.

	March 31,	December 31,
	2016	2015
ASSETS
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2016: $2,432,837; 2015: $2,400,245)	$2,477,720	$2,414,210
Equity securities, available-for-sale, at fair value (cost: 2016: $286,811; 2015: $281,943)	314,815	305,271
Short-term investments, at fair value (amortized cost: 2016: $211,782; 2015: $217,743)	211,782	217,745
Total investments	$3,004,317	$2,937,226

Cash	72,618	69,901
Premiums receivable	348,916	276,616
Prepaid reinsurance premiums	220,696	232,588
Reinsurance recoverable on paid losses	55,752	49,506
Reinsurance recoverable on unpaid losses and loss adjustment expenses	793,632	809,518
Deferred policy acquisition costs	105,359	91,983
Accrued investment income	16,451	16,001
Goodwill and other intangible assets	6,746	6,807
Current income tax receivable, net	13,032	22,323
Deferred income tax, net	-	3,900
Other assets	59,114	67,643
Total assets	$4,696,633	$4,584,012

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,211,848	$2,202,644
Unearned premiums	864,247	820,676
Reinsurance balances payable	123,165	107,411
Senior notes	263,616	263,580
Deferred income tax, net	8,280	-
Accounts payable and other liabilities	81,598	93,553
Total liabilities	$3,552,754	$3,487,864

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	$-	$-
Common stock, $.10 par value, authorized 50,000,000 shares, issued 18,042,474 shares for 2016
and 17,942,269 shares for 2015	1,803	1,793
Additional paid-in capital	359,829	357,829
Treasury stock, at cost (3,511,380 shares for 2016 and 2015)	(155,801)	(155,801)
Retained earnings	891,655	868,723
Accumulated other comprehensive income	46,393	23,604
Total stockholders' equity	$1,143,879	$1,096,148
Total liabilities and stockholders' equity	$4,696,633	$4,584,012

News Release

May 5, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended March 31, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$210,647	$144,143	$59,087	$-	$413,877
Ceded written premiums	(54,497)	(34,971)	(4,589)	-	(94,057)
Net written premiums	156,150	109,172	54,498	-	319,820

Net earned premiums	148,340	78,008	38,010	-	264,358
Net losses and LAE	(91,512)	(40,410)	(21,034)	-	(152,956)
Commission expenses	(14,855)	(15,355)	(7,745)	401	(37,554)
Other operating expenses	(33,761)	(21,771)	(5,277)	-	(60,809)
Other underwriting income (expense)	361	-	49	(401)	9

Underwriting profit (loss)	$8,573	$472	$4,003	$-	$13,048

Net investment income				19,594	19,594
Net realized gains (losses)				1,597	1,597
Interest expense				(3,858)	(3,858)
Other income (loss)				2,540	2,540
Income before income taxes	$8,573	$472	$4,003	$19,873	$32,921
Income tax (expense) benefit				(9,989)	(9,989)
Net income (loss)					$22,932

Losses and LAE ratio	61.7%	51.8%	55.3%		57.9%
Commission expense ratio	10.0%	19.7%	20.4%		14.2%
Other operating expense ratio (2)	22.5%	27.9%	13.8%		23.0%
Combined ratio	94.2%	99.4%	89.5%		95.1%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

May 5, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

	Three Months Ended March 31, 2015
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross written premiums	$199,327	$122,427	$74,706	$-	$396,460
Ceded written premiums	(68,730)	(34,256)	(4,516)	-	(107,502)
Net written premiums	130,597	88,171	70,190	-	288,958

Net earned premiums	131,091	65,525	39,516	-	236,132
Net losses and LAE	(77,799)	(29,691)	(22,708)	-	(130,198)
Commission expenses	(14,345)	(11,413)	(7,298)	151	(32,905)
Other operating expenses	(33,688)	(17,009)	(4,212)	-	(54,909)
Other underwriting income (expense)	196	-	10	(151)	55

Underwriting profit (loss)	$5,455	$7,412	$5,308	$-	$18,175

Net investment income				16,253	16,253
Net realized gains (losses)				5,596	5,596
Interest expense				(3,855)	(3,855)
Other income (loss)				2,187	2,187
Income before income taxes	$5,455	$7,412	$5,308	$20,181	$38,356
Income tax (expense) benefit				(12,427)	(12,427)
Net income (loss)					$25,929

Losses and LAE ratio	59.3%	45.3%	57.5%		55.1%
Commission expense ratio	10.9%	17.4%	18.5%		13.9%
Other operating expense ratio (2)	25.6%	26.0%	10.6%		23.3%
Combined ratio	95.8%	88.7%	86.6%		92.3%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other operating expenses and Other underwriting income (expense).

News Release

May 5, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

	U.S. Insurance
	Three months ended March 31, 2016				Three months ended March 31, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$43,163	$141,278	$26,206	$210,647	$40,835	$134,146	$24,346	$199,327	5.7%
Ceded written premiums	(17,647)	(30,507)	(6,343)	(54,497)	(16,286)	(39,558)	(12,886)	(68,730)	-20.7%
Net written premiums	25,516	110,771	19,863	156,150	24,549	94,588	11,460	130,597	19.6%

Net earned premiums	$23,250	$109,159	$15,931	$148,340	$23,924	$90,735	$16,432	$131,091	13.2%
Net losses and LAE	(9,775)	(71,597)	(10,140)	(91,512)	(10,188)	(58,047)	(9,564)	(77,799)	17.6%
Commission expenses	(1,482)	(11,852)	(1,521)	(14,855)	(4,032)	(8,556)	(1,757)	(14,345)	3.6%
Other operating expenses	(7,372)	(21,522)	(4,867)	(33,761)	(6,973)	(21,059)	(5,656)	(33,688)	0.2%
Other underwriting income (expense)	79	268	14	361	151	44	1	196	84.2%

Underwriting profit (loss)	$4,700	$4,456	$(583)	$8,573	$2,882	$3,117	$(544)	$5,455	57.2%

Losses and LAE ratio	42.0%	65.6%	63.7%	61.7%	42.6%	64.0%	58.2%	59.3%
Commission expense ratio	6.4%	10.9%	9.5%	10.0%	16.9%	9.4%	10.7%	10.9%
Other operating expense ratio (1)	31.4%	19.4%	30.5%	22.5%	28.5%	23.2%	34.4%	25.6%
Combined ratio	79.8%	95.9%	103.7%	94.2%	88.0%	96.6%	103.3%	95.8%

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

May 5, 2016

	Int'l Insurance
	Three months ended March 31, 2016				Three months ended March 31, 2015
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross written premiums	$71,948	$44,046	$28,149	$144,143	$67,410	$32,950	$22,067	$122,427	17.7%
Ceded written premiums	(11,089)	(17,229)	(6,653)	(34,971)	(10,822)	(16,129)	(7,305)	(34,256)	2.1%
Net written premiums	60,859	26,817	21,496	109,172	56,588	16,821	14,762	88,171	23.8%

Net earned premiums	$38,856	$21,209	$17,943	$78,008	$37,792	$16,034	$11,699	$65,525	19.1%
Net losses and LAE	(20,088)	(11,216)	(9,106)	(40,410)	(19,511)	(4,880)	(5,300)	(29,691)	36.1%
Commission expenses	(9,405)	(2,775)	(3,175)	(15,355)	(9,190)	(1,027)	(1,196)	(11,413)	34.5%
Other operating expenses	(8,442)	(8,708)	(4,621)	(21,771)	(6,695)	(5,984)	(4,330)	(17,009)	28.0%
Other underwriting income (expense)	-	-	-	-	-	-	-	-	NM

Underwriting profit (loss)	$921	$(1,490)	$1,041	$472	$2,396	$4,143	$873	$7,412	-93.6%

Losses and LAE ratio	51.7%	52.9%	50.7%	51.8%	51.6%	30.4%	45.3%	45.3%
Commission expense ratio	24.2%	13.1%	17.7%	19.7%	24.3%	6.4%	10.2%	17.4%
Other operating expense ratio (1)	21.7%	41.0%	25.8%	27.9%	17.8%	37.4%	37.0%	26.0%
Combined ratio	97.6%	107.0%	94.2%	99.4%	93.7%	74.2%	92.5%	88.7%

NM - Percentage change not meaningful

(1) - Includes Other operating expenses and Other underwriting income (expense).

News Release

May 5, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

($ in thousands)

	For the Three Months Ended March 31,
	Amounts		Loss Ratio
Net Incurred Loss Activity	2016	2015	2016	2015
US Insurance:
Loss and LAE payments	$73,035	$62,734	49.2%	47.8%
Change in reserves	18,477	15,065	12.5%	11.5%
Net incurred loss and LAE	91,512	77,799	61.7%	59.3%

International Insurance:
Loss and LAE payments	29,243	35,537	37.5%	54.2%
Change in reserves	11,167	(5,846)	14.3%	-8.9%
Net incurred loss and LAE	40,410	29,691	51.8%	45.3%

Global Reinsurance:
Loss and LAE payments	25,131	21,212	66.1%	53.7%
Change in reserves	(4,097)	1,496	-10.8%	3.8%
Net incurred loss and LAE	21,034	22,708	55.3%	57.5%

Total
Loss and LAE payments	127,409	119,483	48.2%	50.6%
Change in reserves	25,547	10,715	9.7%	4.5%
Net incurred loss and LAE	$152,956	$130,198	57.9%	55.1%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,
Favorable / (Unfavorable) Development	2016	2015	2016	2015
US Insurance	$2,669	$6,409	1.0%	2.7%
International Insurance	(855)	6,191	-0.3%	2.6%
Global Reinsurance	20	(1)	0.0%	0.0%
Total	$1,834	$12,599	0.7%	5.3%

News Release

May 5, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	As of March 31, 2016
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$61,330	$52,905	$114,235
Property Casualty	181,868	539,950	721,818
Professional Liability	35,188	60,167	95,355
Total US Insurance	278,386	653,022	931,408
International Insurance:
Marine	168,371	60,951	229,322
Property Casualty	42,189	21,437	63,626
Professional Liability	27,136	62,123	89,259
Total International Insurance	237,696	144,511	382,207

Global Reinsurance	37,309	67,292	104,601

Total Net Loss Reserves	$553,391	$864,825	$1,418,216

	As of December 31, 2015
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$68,677	$55,408	$124,085
Property Casualty	170,988	514,777	685,765
Professional Liability	42,546	60,528	103,074
Total US Insurance	282,211	630,713	912,924
International Insurance:
Marine	167,157	61,409	228,566
Property Casualty	40,313	19,735	60,048
Professional Liability	19,583	63,229	82,812
Total International Insurance	227,053	144,373	371,426

Global Reinsurance	32,160	76,616	108,776

Total Net Loss Reserves	$541,424	$851,702	$1,393,126

News Release

May 5, 2016

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

As of March 31, 2016, the average quality of the investment portfolio as rated by S&P and Moody’s was AA-/Aa3 with an average duration of 3.7 years. The Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

The following table sets forth our investments as of March 31, 2016:

	As of March 31, 2016
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed maturities:
U.S. Treasury bonds, agency bonds and foreign government bonds	$322,009	$4,934	$(4,478)	$321,553
States, municipalities and political subdivisions	550,855	26,085	(497)	525,267
Mortgage-backed and asset-backed securities:
Agency mortgage-backed securities	380,418	8,831	(323)	371,910
Residential mortgage obligations	29,451	569	(131)	29,013
Asset-backed securities	235,714	421	(2,040)	237,333
Commercial mortgage-backed securities	188,169	4,903	(1,718)	184,984
Subtotal	$833,752	$14,724	$(4,212)	$823,240
Corporate bonds	771,104	15,457	(7,130)	762,777
Total fixed maturities	$2,477,720	$61,200	$(16,317)	$2,432,837
Equity securities	314,815	29,650	(1,646)	286,811
Short-term investments	211,782	-	-	211,782
Total investments	$3,004,317	$90,850	$(17,963)	$2,931,430